Exhibit (m)(3) Calculations of Illustrations for VUL IV/VUL IV ES 2005 Revisions
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $16,924.59
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,708.07
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$697.59
- Mortality & Expense Charge****	$158.44
+ Hypothetical Rate of Return*****	$(202.45)

=	$16,925	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$58.06
2	$58.07
3	$58.09
4	$58.10
5	$58.11
6	$58.13
7	$58.14
8	$58.15
9	$58.17

Month	COI
10	$58.18
11	$58.19
12	$58.21
Total	$697.59

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(17.34)
2	$(17.26)
3	$(17.17)
4	$(17.08)
5	$(17.00)
6	$(16.91)
7	$(16.83)
8	$(16.74)
9	$(16.66)
10	$(16.57)
11	$(16.49)
12	$(16.40)
Total	$(202.45)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,924.59
- Year 5 Surrender Charge	$3,604.00

=	$13,321	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $20,375.11
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$16,006.15
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$692.42
- Mortality & Expense Charge****	$179.17
+ Hypothetical Rate of Return*****	$965.55

=	$20,375	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$57.71
2	$57.71
3	$57.71
4	$57.70
5	$57.70
6	$57.70
7	$57.70
8	$57.70
9	$57.70
10	$57.70
11	$57.70
12	$57.69
Total	$692.42

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$80.29
2	$80.32
3	$80.35
4	$80.38
5	$80.42
6	$80.45
7	$80.48
8	$80.51
9	$80.54
10	$80.57
11	$80.60
12	$80.63
Total	$965.55
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$20,375.11
- Year 5 Surrender Charge	$3,604.00

=	$16,771	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $24,426.37
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$18,598.43
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$686.47
- Mortality & Expense Charge****	$202.56
+ Hypothetical Rate of Return*****	$2,441.98

=	$24,426	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$57.31
2	$57.29
3	$57.27
4	$57.26
5	$57.24
6	$57.22
7	$57.20
8	$57.18
9	$57.16
10	$57.14
11	$57.12
12	$57.10
Total	$686.47

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$197.45
2	$198.52
3	$199.60
4	$200.68
5	$201.78
6	$202.89
7	$204.00
8	$205.13
9	$206.26
10	$207.40
11	$208.56
12	$209.72
Total	$2,441.98

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$24,426.37
- Year 5 Surrender Charge	$3,604.00

=	$20,822	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $118,781.66
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$96,225.21
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,424.81
- Mortality & Expense Charge****	$1,105.79
+ Hypothetical Rate of Return*****	$(1,412.95)

=	$118,782	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$284.98
2	$285.06
3	$285.14
4	$285.21
5	$285.29
6	$285.36
7	$285.44
8	$285.51
9	$285.59
10	$285.67
11	$285.74
12	$285.82
Total	$3,424.81

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(120.39)
2	$(119.91)
3	$(119.42)
4	$(118.94)
5	$(118.46)
6	$(117.98)
7	$(117.50)
8	$(117.02)
9	$(116.54)
10	$(116.07)
11	$(115.59)
12	$(115.11)
Total	$(1,412.95)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$118,781.66
- Year 5 Surrender Charge	$20,840.00

=	$97,942	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $142,770.13
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$112,174.46
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,388.88
- Mortality & Expense Charge****	$1,249.64
+ Hypothetical Rate of Return*****	$6,734.19

=	$142,770	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$282.55
2	$282.53
3	$282.50
4	$282.47
5	$282.45
6	$282.42
7	$282.39
8	$282.37
9	$282.34
10	$282.31
11	$282.29
12	$282.26
Total	$3,388.88

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$557.40
2	$558.08
3	$558.76
4	$559.45
5	$560.13
6	$560.82
7	$561.52
8	$562.21
9	$562.91
10	$563.61
11	$564.31
12	$565.01
Total	$6,734.19
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$142,770.13
- Year 5 Surrender Charge	$20,840.00

=	$121,930	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $170,912.33
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$130,151.88
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$3,347.62
- Mortality & Expense Charge****	$1,411.77
+ Hypothetical Rate of Return*****	$17,019.64

=	$170,912	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$279.81
2	$279.66
3	$279.51
4	$279.36
5	$279.21
6	$279.05
7	$278.90
8	$278.74
9	$278.58
10	$278.43
11	$278.26
12	$278.10
Total	$3,347.62

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,370.52
2	$1,378.97
3	$1,387.50
4	$1,396.09
5	$1,404.75
6	$1,413.49
7	$1,422.29
8	$1,431.17
9	$1,440.11
10	$1,449.13
11	$1,458.22
12	$1,467.39
Total	$17,019.64
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$170,912.13
- Year 5 Surrender Charge	$20,840.00

=	$150,072	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $16,093.40
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,090.49
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$926.41
- Mortality & Expense Charge****	$151.76
+ Hypothetical Rate of Return*****	$(193.92)

=	$16,093	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.59
2	$69.61
3	$69.63
4	$69.65
5	$69.67
6	$69.69
7	$69.71
8	$69.73
9	$69.75
10	$69.77
11	$69.79
12	$69.81
Total	$836.41

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(16.73)
2	$(16.62)
3	$(16.52)
4	$(16.42)
5	$(16.31)
6	$(16.21)
7	$(16.11)
8	$(16.00)
9	$(15.90)
10	$(15.80)
11	$(15.70)
12	$(15.60)
Total	$(193.92)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,093.40
- Year 5 Surrender Charge	$3,604.00

=	$12,489	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $19,425.29
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,316.43
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$920.42
- Mortality & Expense Charge****	$171.86
+ Hypothetical Rate of Return*****	$926.15

=	$19,425	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.19
2	$69.19
3	$69.19
4	$69.20

Month	COI
5	$69.20
6	$69.20
7	$69.20
8	$69.21
9	$69.21
10	$69.21
11	$69.21
12	$69.22
Total	$830.42

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$77.48
2	$77.43
3	$77.37
4	$77.32
5	$77.26
6	$77.21
7	$77.15
8	$77.10
9	$77.04
10	$76.99
11	$76.93
12	$76.88
Total	$926.15
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,425.29
- Year 5 Surrender Charge	$3,604.00

=	$15,821	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $23,342.01
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$17,829.67
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$225.00
- Monthly Deduction***	$913.53
- Mortality & Expense Charge****	$194.55
+ Hypothetical Rate of Return*****	$2,345.42

=	$23,342	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.73
2	$68.71
3	$68.69
4	$68.67
5	$68.66
6	$68.64
7	$68.62
8	$68.60
9	$68.58
10	$68.56
11	$68.54
12	$68.52
Total	$823.53

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$190.63
2	$191.48
3	$192.34
4	$193.21
5	$194.08
6	$194.97
7	$195.85
8	$196.75
9	$197.65
10	$198.56
11	$199.48
12	$200.41
Total	$2,345.42
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$23,342.01
- Year 5 Surrender Charge	$3,604.00

=	$19,738	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $108,386.27
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$88,282.92
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$6,070.18
- Mortality & Expense Charge****	$1,021.38
+ Hypothetical Rate of Return*****	$(1,305.10)

=	$108,386	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$497.33
2	$497.51
3	$497.70
4	$497.89
5	$498.07
6	$498.26
7	$498.44
8	$498.63
9	$498.81
10	$499.00
11	$499.18
12	$499.37
Total	$5,980.18

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(112.49)
2	$(111.81)
3	$(111.13)
4	$(110.45)
5	$(109.77)
6	$(109.09)
7	$(108.41)
8	$(107.74)
9	$(107.06)
10	$(106.39)
11	$(105.71)
12	$(105.04)
Total	$(1,305.10)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$108,386.27
- Year 5 Surrender Charge	$20,840.00

=	$87,546	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $130,851.61
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$103,285.48
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$6,011.54
- Mortality & Expense Charge****	$1,156.94
+ Hypothetical Rate of Return*****	$6,234.61

=	$130,852	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$493.35
2	$493.37
3	$493.39
4	$493.41
5	$493.43
6	$493.45
7	$493.47
8	$493.49
9	$493.51
10	$493.53
11	$493.55
12	$493.58
Total	$5,921.54

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$521.24
2	$520.93
3	$520.63
4	$520.33
5	$520.02
6	$519.71
7	$519.40
8	$519.09
9	$518.78
10	$518.47
11	$518.16
12	$517.84
Total	$6,234.61

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$130,851.61
- Year 5 Surrender Charge	$20,840.00

=	$110,012	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $157,262.01
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$120,224.02
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,500.00
- Monthly Deduction***	$5,944.10
- Mortality & Expense Charge****	$1,309.94
+ Hypothetical Rate of Return*****	$15,792.03

=	$157,262	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$488.86
2	$488.68
3	$488.50
4	$488.32
5	$488.13

Month	COI
6	$487.94
7	$487.76
8	$487.57
9	$487.38
10	$487.18
11	$486.99
12	$486.80
Total	$5,854.10

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,282.73
2	$1,288.61
3	$1,294.55
4	$1,300.53
5	$1,306.56
6	$1,312.65
7	$1,318.78
8	$1,324.96
9	$1,331.19
10	$1,337.47
11	$1,343.81
12	$1,350.20
Total	$15,792.03
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$157,262.01
- Year 5 Surrender Charge	$20,840.00

=	$136,422	(rounded to the nearest dollar)